UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2016

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On March 20, 2016, Marriott International, Inc., a Delaware corporation (“Marriott”), Mars Merger Sub, Inc., a Maryland corporation and a wholly owned subsidiary of Marriott (“Marriott Corporate Merger Sub”), Mars Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Marriott (“Marriott LLC Merger Sub”), Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (“Starwood”), Solar Merger Sub 1, Inc., a Maryland corporation and a wholly owned subsidiary of Starwood (“Holdco”), and Solar Merger Sub 2, Inc., a Maryland corporation and a wholly owned subsidiary of Holdco (“Starwood Merger Sub”), entered into Amendment Number 1 (the “Amendment”) to the Agreement and Plan of Merger, dated as of November 15, 2015 (the “Merger Agreement”), by and among Starwood, Holdco, Starwood Merger Sub, Marriott, Marriott Corporate Merger Sub and Marriott LLC Merger Sub.

The Amendment increases the merger consideration payable to stockholders of Starwood. Pursuant to the Amendment, stockholders of Starwood will now receive, for each share of Starwood common stock held, 0.80 shares of Marriott common stock and $21.00 in cash, without interest. Prior to entering into the Amendment, the merger consideration payable to each stockholder of Starwood for each share of Starwood common stock held was 0.92 shares of Marriott common stock and $2.00 in cash, without interest. The Amendment also increases the termination fee payable in connection with the termination of the Merger Agreement under specified circumstances, including termination of the Merger Agreement by Starwood to enter into a definitive agreement for an acquisition proposal that constitutes a Starwood Superior Proposal (as defined in the Merger Agreement), from $400 million to $450 million. In addition, in circumstances in which Starwood would be required to pay the termination fee to Marriott, Starwood has also agreed to reimburse Marriott for up to $18 million of its out-of-pocket expenses incurred in connection with arranging or obtaining financing for the transactions contemplated by the Merger Agreement.

In addition, Marriott and Starwood have each agreed to convene its respective stockholder meeting to consider the transactions contemplated by the Merger Agreement (as amended by the Amendment) on March 28, 2016 and to immediately adjourn such meeting until April 8, 2016.

All other material terms of the Merger Agreement, which was previously filed by Marriott as Exhibit 2.1 to Marriott’s Current Report on Form 8-K filed on November 16, 2015, remain substantially the same.

The foregoing summary description of the Amendment is subject to and qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference. The representations and warranties contained in the Amendment were made only for the purposes of the Amendment as of specific dates, are solely for the benefit of the parties, and may have been qualified by certain disclosures between the parties and a contractual standard of materiality different from those generally applicable to investors or stockholders, among other limitations. The representations and warranties were made for the purposes of allocating contractual risk among the parties to the Amendment and should not be relied upon as a disclosure of factual information relating to Marriott or Starwood. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Amendment, which subsequent information may or may not be fully reflected in public disclosures.

Item 8.01.	Other events

On March 21, 2016, Marriott and Starwood issued a joint press release announcing their entry into the Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

d) Exhibits

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated March 20, 2016, by and among Marriott, Starwood, Holdco, Starwood Merger Sub, Marriott Corporate Merger Sub and Marriott LLC Merger Sub.

99.1	Press release dated March 21, 2016.

Note on forward-looking statements

This communication contains “forward-looking statements” within the meaning of U.S. federal securities laws, including the parties’ plans for closing the transaction; the resulting impact on the size of Marriott’s operations; statements concerning the benefits of the transaction, including the combined company’s future financial and operating results, plans and expectations; and anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including the receipt of necessary consents, and other risk factors that we identify in our most recent annual report on Form 10-K and in the joint proxy statement / prospectus on Form S-4 that we filed with the U.S. Securities and Exchange Commission on February 16, 2016. Any of these factors could cause actual results to differ materially from the expectations we express or imply in this communication. We make these forward-looking statements as of the date of this communication. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication relates to a proposed business combination between Marriott and Starwood. In connection with this proposed business combination, on February 16, 2016, Marriott filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “Commission”) that contains a joint proxy statement/prospectus and other relevant documents concerning the proposed business combination. The registration statement on Form S-4 was declared effective by the Commission on February 17, 2016. Each of Marriott and Starwood mailed the joint proxy statement/prospectus to its respective stockholders beginning on or around February 19, 2016. INVESTORS AND SECURITY HOLDERS OF MARRIOTT AND STARWOOD ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents (when available) that Marriott and Starwood file with the SEC at the SEC’s website at www.sec.gov. In addition, these documents may be obtained from Marriott free of charge by directing a request to investorrelations@marriott.com, or from Starwood free of charge by directing a request to ir@starwoodhotels.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: March 21, 2016	By:	/s/ Edward A. Ryan
Edward A. Ryan
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated March 20, 2016, by and among Marriott, Starwood, Holdco, Starwood Merger Sub, Marriott Corporate Merger Sub and Marriott LLC Merger Sub.

99.1	Press release dated March 21, 2016.